Exhibit 99.1

 2025  Shareholder Letter

 With apologies to Charles Dickens, 2025 was neither the best of times, nor the worst of times, but it was, indeed, a tale of two halves. The first half was downright mediocre, as our heightened expectations for increased capital formation and strategic transactions failed to materialize due to a “complex” environment. The second half, while not yet “great,” saw the macro and regulatory environment calm, which paved the way for what we believe may have been the true beginning of a long overdue period of constructive strategic activity and new issuance in the capital markets.  While it is always unsettling when one half of the year is good and one half is not, let’s be clear: it feels a lot better when the second half is the better one, as it meaningfully increases the likelihood that the progress will continue and build upon itself. And  that is why, as we enter 2026 – again, with hats off to Mr. Dickens – 2025 remained for us “an epoch of belief” in Jefferies’ momentum and positioning.  We are intensely focused on executing on our opportunity and realizing the attractive and consistent results that we believe Jefferies can produce. We expect we can continue to gain market position in what we anticipate will be an increasingly favorable environment. Our ongoing technology investments are yielding innovation, enhanced productivity,  and better client solutions. Further, we continue to drive opportunities and initiatives we have underway across our firm to support additional long-term growth. Consistent market share gains, margin improvement, the benefits of scale and brand, and perhaps a more “normal” operating environment, all bode extremely well for Jefferies.  20 25 SH A R EHO L D ER L E T T ER   2  JEFFER I E S  In 2025, Jefferies delivered $7.3 billion in net revenues,  $0.9 billion in pre-tax income from continuing operations, $2.85 in diluted earnings per common share from continuing operations and a return  on adjusted tangible shareholders’ equity from continuing operations of 10.1%. Our 2025 full-year results are substantially similar to those of the prior year on the surface, but the tale of two halves tells a better story. Our 2025 second half net revenues were 28% higher than those of our first half. More significantly, our second half Investment Banking net revenues exceeded first half net revenues by over 50%. Again, clear second half momentum underlines why we feel good moving forward.  Although most indicators for Jefferies are currently upward and to the right, 2025 also delivered serious disappointment with the fraud and bankruptcy of First Brands substantially impacting Point Bonita, a fund  of which we are the investment advisor and in which we own a 6% equity interest. We take this situation very personally and deeply regret Point Bonita’s involvement in First Brands. We are doing everything we can to protect the interests of our partners and to maximize Point Bonita’s recovery from First Brands and its wrongdoers. There clearly are lessons to be learned, even from an idiosyncratic event such as this, and we will continue to adjust and improve our control regime across our firm. Fortunately, while we are devoting meaningful energy and attention to Point Bonita, the positive momentum throughout Jefferies continues apace, and we enter 2026 in high gear, intensely focused on delivering for our stakeholders.  The two of us have been at Jefferies for quite a while, and no one is prouder of our emergence as one of the leading Wall Street firms providing investment  Dear Fellow Shareholders,  J A N U A R Y 7, 2026

"In 2025, Jefferies delivered $7.3 billion in net revenues...our second half Investment Banking net revenues exceeded the first half by over 50%."

banking and capital markets solutions around the world. We saw an opportunity to build something distinct on the strong foundation we both joined many years ago. Through the consolidation, missteps and changes in strategic priorities of so many of our competitors, a remarkable opening on the playing field presented, and our team seized it. We are in awe of the talent (homegrown and joiners) that has come together to make Jefferies the unique and special firm we know it to be today. The breadth and scale of our clients, who are partnered with Jefferies globally, reinforce our opportunity and show all of us what the future may hold for our firm.

We thank every client, employee-partner, shareholder, bondholder, rating agency and friend who has joined and supported our journey. Our commitment to all of you is to do everything in our power to continue building a firm based on integrity, excellence, partnership, creativity, transparency, humility and purpose. There is so much to do, and we speak for our entire team when we say, "we cannot wait for 2026 and beyond."

Signs We Are On The Right Track

Retaining an investment banker for advisory services and selecting the lead underwriters for an IPO are among the most significant and personal decisions made by our clients in their relationship with Wall Street. We therefore view our further strengthened position — as shown in the two lists below — as affirmation of the breadth, depth and quality of our team and the services we provide our clients. This data speaks volumes for the potential of what is ahead for Jefferies. For fiscal 2025, here is where we stood in terms of market position in investment banking advisory and equity capital markets services:

Global Advisory(1)

Rank	Firm	Market Share
1	Goldman Sachs	10.9%
2	JP Morgan	8.6%
3	Morgan Stanley	5.9%
4	Bank of America	4.7%
5	Citigroup	4.7%
6	**Jefferies**	**4.5%**

Global Equity Capital Markets(1)

Rank	Firm	Market Share
1	JP Morgan	10.3%
2	Morgan Stanley	9.8%
3	Goldman Sachs	8.3%
4	Bank of America	6.1%
5	Citigroup	4.6%
6	**Jefferies**	**4.2%**

(1) Per Dealogic. Data is from 12/1/24-11/30/25 and excludes China and Japan.

2025 SHAREHOLDER LETTER 3 JEFFERIES

Net Revenues Net Earnings  $3,594  6 YEARS  $37,299  $352  $4,838  We think in decades; we are on pace to more than double last decade’s results  ($ millions)  $11,285  $635  $27,185  $2,394  20 25 SH A R EHO L D ER L E T T ER   2  JEFFER I E S  At Jefferies, we often speak about the delicate balance we try to maintain between our extreme sense of urgency on the one hand, and our patience and perseverance to build for the long-term on the other. Below is a slide we presented at our October Investor Meeting showing our progress over the last 36 years, updated through the end of fiscal 2025.  If we can deliver what we believe we are capable of over these next four years, this current decade will, again, be rewarding and fulfilling in so many ways for all our constituencies. We are deeply committed to ensuring Jefferies continues to serve our clients,  build value for our shareholders, offer opportunity and meritocracy to our employee-partners, and respect and contribute to all of our other constituencies.  Our Relationship With SMBC  We were excited to announce in September that we had agreed with Sumitomo Mitsui Banking Corporation (SMBC) to significantly expand our  Global Strategic Alliance. SMBC is one of the largest  (assets over $2 trillion) and most global banks in the world. Its scale, breadth of presence, rich legacy and deeply strategic corporate vision, coupled with the bond and trust we feel with its leadership team, have drawn us to SMBC and further reinforce our  commitment to build Jefferies in alignment with them.  Our Global Strategic Alliance started in July 2021 with a plan to collaborate initially on future corporate and investment banking business opportunities, with a focus on U.S. healthcare and leveraged finance, and SMBC purchased 4.5% of Jefferies’ shares in the open market. In 2023, the Alliance  was expanded to enhance collaboration across M&A and equity and debt capital markets, with a particular focus on U.S. investment grade clients. SMBC purchased additional shares in the open market in 2023 and 2024, and currently holds about 14.3% of Jefferies’ fully diluted shares.  Our recent agreement with SMBC broadens and deepens our Alliance considerably and includes combining our Japanese equities and  1990s 2000s 2010s 2020-2025  This chart, presented from time to time, seeks to reflect how management contemplates Jefferies’ progression. Over the periods presented, Jefferies has gone through various transformative changes including, but not limited to, the combination of Leucadia National Corporation and Jefferies Group, Inc. in 2013, the merger of Jefferies Group LLC with Jefferies Financial Group Inc. in late 2022, and changes to the alignment of our operating segments in differing periods, all of which impact the comparability of the Net revenues and Net earnings presented across the periods. Refer to the appendix for more information.

 ECM businesses, expanding joint coverage of larger sponsors, and, in EMEA, implementing joint origination, underwriting and execution of  syndicated leveraged loans for these clients. SMBC intends to increase its equity ownership in Jefferies to up to 20%, and SMBC is providing Jefferies  $2.5 billion in new credit facilities to support Jefferies and to facilitate our collaboration efforts, including EMEA leveraged lending, U.S. pre-IPO lending and U.S. asset-backed securitization.  The joint venture in Japan to combine our wholesale Japanese equity research, sales and trading and equity capital markets businesses is a major opportunity for Jefferies and SMBC.  The new joint venture, which we expect to begin serving clients in January 2027, will be integrated with Jefferies’ leading global Equities business to provide institutional investors with insight and execution across markets around the world on a seamless and consistent basis. With SMBC and  SMBC Nikko’s expertise in the domestic Japanese market and balance sheet strength, and Jefferies’ leading position with global investors and advanced  20 25 SH A R EHO L D ER L E T T ER   2  JEFFER I E S  trading technology, we have the goal of ultimately becoming the leading provider in wholesale equities and equity capital markets in Japan.  It is still very early in the evolution of our partnership  with SMBC, and we see enormous opportunity  for our Alliance to be a large driver of our further growth. SMBC will most significantly contribute to our opportunity to serve larger financial sponsors and their portfolio companies, larger venture-backed IPOs, and BB and investment grade-rated public companies. Our vision is to seamlessly align SMBC and Jefferies in order to offer our clients the best financing and advisory solutions to meet their needs around the world. We believe SMBC and Jefferies together are unique in the power of our combined global platforms.  Our relatively young relationship with SMBC follows  our long-term and continued success with our two other key partners, MassMutual and Berkshire Hathaway. We remain grateful for their decades  of commitment and friendship. Both of these joint businesses continue to add value and scale to Jefferies’ clients, shareholders and employees.  “We are in awe of the talent (homegrown and joiners) that has come together to make Jefferies the unique and special firm we know it to be today.”

 “Our vision is to seamlessly align SMBC and Jefferies in order to offer our clients the best financing and advisory solutions to meet their needs around the world.”  20 25 SH A R EHO L D ER L E T T ER   2  JEFFER I E S

 20 25 SH A R EHO L D ER L E T T ER   2  JEFFER I E S  Investment Banking  In 2025, we recorded Investment Banking net revenues  of $3.8 billion, representing our second-best year and an increase of 10% relative to 2024. Importantly, more than 60% of our annual net revenues were earned in the second half, and we concluded the year with a fourth quarter that delivered record quarterly Investment Banking revenues of $1.2 billion.  Over the past year, we maintained our position as the world’s 6th largest investment bank and the largest pure-play investment banking firm by some measure. We repeated our overall record market share delivered in 2024 and earned record share across Global M&A, as well as across the EMEA and APAC (excluding China and Japan) regions. Most importantly, we served as advisor on many of the most consequential transactions of the year, notably including Eaton Corporation’s $10 billion acquisition of BOYD’s Thermal Management Division, AT&T’s  $23 billion acquisition of Wireless Assets from EchoStar, Monte dei Paschi di Siena’s €14 billion acquisition of Mediobanca and Intra-Cellular’s $15 billion sale to Johnson & Johnson, as well as serving as a lead underwriter on several of the year’s most notable IPOs, including eToro, Bullish and Figure.  Over the past several years, the scale, breadth and strength of our platform has reached escape velocity, establishing Jefferies unambiguously among the very best in global investment banking. The foundation for  our success is our culture, defined by an absence of unnecessary hierarchy, an entrepreneurial mindset and a prioritization of responsiveness and client service.  These pillars have, over time, established Jefferies as unique among global full-service investment banks, and consequently have made us a magnet both for clients and for talented senior investment bankers.  With a good number of our senior partners having joined us relatively recently, and with our momentum and market position continuing to elevate with each passing year, we are confident in our ability to drive continued growth in our results and market position.  Jefferies Finance (JFIN) — JFIN, our 50/50 leveraged credit joint venture with MassMutual, also delivered a strong rebound in the second half of 2025, generating $48 million in profit  for the year after a breakeven first half.  Although overall LBO activity remained subdued, both the syndicated finance and direct lending businesses were remarkably active throughout the year. JFIN served as an arranger on nearly 200 syndicated transactions, earning fee credit on $64 billion of volume, in line with 2024’s record level of activity, an impressive accomplishment given market headwinds. With fewer new-money deals available, approximately 85% of JFIN’s activity entailed lower-margin, best efforts volume; however, the business still maintained exceptional deal flow and market presence.  Overall, 2025 displayed JFIN’s ability to perform  “In 2025, we recorded Investment Banking revenues of $3.8 billion, representing our second-best year and an increase  of 10% relative to 2024.”

 across cycles, capitalize on its diversified model and continue building long-term earnings capacity. Despite a macro environment that constrained traditional sponsor M&A financing pipelines, JFIN’s combined syndicated and direct lending engines drove substantial  activity and strategic expansion, and previewed our elevated expectations for 2026.  Berkadia — Our commercial real estate finance and investment sales 50/50 joint venture with Berkshire Hathaway generated $235 million of pretax income, a 5% increase over 2024. The multi-family real estate market was more active in 2025, as transaction volume improved in both Mortgage Banking and Investment Sales. The market continued to recover from a multi-year slowdown caused by higher borrowing costs, dampening borrowing activity and valuation  disconnects between potential buyers and sellers.  20 25 SH A R EHO L D ER L E T T ER   2  JEFFER I E S  “We maintained our position as the world’s 6th largest investment bank and the largest pure-play  investment banking firm by some measure.”

 Berkadia’s Mortgage Banking business benefited from better market conditions, driving debt volume to $33 billion, a 32% increase. Investment Sales improved moderately, resulting in a 12% increase in transaction volume to $14 billion. Berkadia’s Loan Servicing business was impacted by reduced interest rates, with net interest income decreasing 10% to  $222 million in 2025. The loan-servicing portfolio  grew by 5% to a record $436 billion at year-end.  Investment in the Berkadia platform in recent years has strengthened its market position across Mortgage Banking, Investment Sales and Loan Servicing.  While the multi-family market remains sensitive to borrowing costs, robust transaction activity is  expected over the long-term, driven by strong rental demand, government support of housing affordability, undeployed investment capital and the increasing volume of maturing loans in the coming years.  Equities  Our franchise delivered record annual Equities net revenues just shy of $2 billion in 2025. We have continued to grow globally across all products and regions, with more than 45% of our Equities net revenues being recorded outside the United States. We are encouraged by the momentum we  are seeing in our Prime Services, Equity Derivatives and Electronic Trading businesses that have been a focus of investment over the last few years.  Jefferies Equity Research is recognized as an industry leader by multiple industry surveys. Our Research, Sales and Trading teams are focused on providing best-in-class solutions to investor and issuer clients. We see additional avenues for growth as we continue to build our position as an industry leader and continue to gain market share. We are also excited by the long-term opportunity afforded by the  platform we and SMBC are standing up in Japan.  “We served as advisor on many of the most consequential transactions of the year.”  $23B  AT&T’s acquisition of Wireless Assets from EchoStar  20 25 SH A R EHO L D ER L E T T ER JEFFER I E S9  20 25 SH A R EHO L D ER L E T T ER   9  JEFFER I E S  $15B  Intra-Cellular’s sale to Johnson & Johnson  $10B  Eaton Corporation’s acquisition of BOYD’s Thermal  Management Division

 “Over the past several years, the scale, breadth and strength of our platform has reached escape velocity, establishing Jefferies unambiguously among the very best in global investment banking.”  20 25 SH A R EHO L D ER L E T T ER   10   JEFFER I E S  Fixed Income  For 2025, Fixed Income net revenues declined by 22% compared to 2024. The current market environment remains challenging for low-beta products, where margins have compressed. To address this trend, we are optimizing our business by combining AI market-making engines and value-add, human-driven trading.  In response to client demand, we are actively expanding our Leveraged Credit and Securitization businesses, which deliver attractive returns, and where we have strong market positioning and business momentum. We are also enhancing our Fixed Income product suite to better serve our Investment Banking clients and unlock synergies. We continue to strengthen our global distribution capabilities in APAC and in the Middle East,  where we now have established a trading hub.  Asset Management  We have long believed that asset management is the most logical and adjacent next leg for Jefferies. We are sufficiently humble and self-aware to acknowledge that we have yet to fully crack the code on this, but we believe we are getting closer to realizing the benefits of our investments and efforts. With the growing direct lending and CLO asset management businesses inside 50%-owned JFIN, our agreement last month  to acquire 50% of Hildene Holding Company, and Leucadia Asset Management, particularly our  multimanager platforms, we believe we will soon realize consistent and reasonable benefit from our investments and efforts in Asset Management.  Jefferies Finance Asset Management — JFIN’s direct lending platform experienced continued major growth in 2025, delivering meaningful expansion across both footprint and capital base. Our platform invested across 120 separate transactions, reflecting robust engagement with private equity sponsors and consistent investment origination.  JFIN also launched and scaled a European direct lending effort, extending its reach more globally.  By year-end, third-party managed capital within direct lending and CLO asset management at JFIN climbed to nearly $20 billion, a 50% increase from 2024. Jefferies benefits from the JFIN direct lending platform both through our 50% equity ownership, as well as the origination fees paid for the sponsors and deals we refer.  Hildene Holding Company — Last month, we agreed to acquire a 50% interest in Hildene Holding Company, LLC, the parent of Hildene Capital Management LLC and its affiliates, a credit-focused asset manager  with over $18 billion of assets under management for a broad range of clients in hedge funds, separately managed accounts, drawdown, securitization and insurance solutions products. This commitment coincides with Hildene signing a definitive agreement to acquire SILAC Inc., the parent company of SILAC Insurance Company, a provider of fixed indexed annuities. We are incredibly impressed with what has been built at Hildene and look forward to our partnership with its principals and their team.  Hildene is a sophisticated credit investor with a long track record of innovation and risk management and is a perfectly suited partner for the evolving credit space. Furthermore, the synergies of pairing such an investor with a leading annuities underwriter such as SILAC creates a powerful business model for growth and stability. Consistent with our history at Jefferies, we and the Hildene team intend to make decisions and execute to support upward ratings momentum at SILAC to further aid the growth of  the business. Core to Jefferies is a deep respect for and partnership with all those who support us on the liability side of the balance sheet.  Leucadia Asset Management (LAM) — Through LAM, we essentially own revenue participations in a range of attractive third-party asset management firms. These, along with our LAM managers, delivered to Jefferies an aggregate $141 million in asset management revenues, fee and profit share participations in 2025, and we expect an increased amount in 2026. At the same time, our investments in all strategies (other than Point Bonita) in the aggregate delivered solid investment returns.  Our relationships with Schonfeld, Dymon Asia and FourSixThree led the way in this regard. While early in its development, GreyKite in real estate private equity has successfully raised and deployed capital and now manages an aggregate of $762 million.  We established a new relationship in 2025 with Pacific Way, a multi-strategy SMA platform that was incubated inside of Partners Capital, with a goal of our bringing it to a new set of institutional investors.  Our Gratitude  If you’ve read this far, you hopefully share our belief that so much is going right at Jefferies, and that further growth lies both immediately in front of us and long into the future. We could not be more grateful to all of you – our clients and customers, our employee-partners, fellow shareholders, bondholders and vendors, and all others associated with our business – for your continued partnership and support. And our special thanks goes to the Jefferies Board of Directors, who are always additive, committed and long term in their priorities and guidance to us.  We look forward to answering any further questions you may have at our upcoming Annual Meeting  on March 26, 2026. We will also hold our annual Jefferies Investor Meeting in October 2026, at which time you again will have the opportunity to hear from our senior leaders across the Jefferies platform.  Richard B. Handler  Chief Executive Officer  Brian P. Friedman  President  20 25 SH A R EHO L D ER L E T T ER 11  20 25 SH A R EHO L D ER L E T T ER   11  JEFFER I E S

 “We could not be more grateful to all of you – clients and customers, employee-partners, fellow shareholders, bondholders and  vendors, and all others associated with  our business – for your continued partnership and support.”  20 25 SH A R EHO L D ER L E T T ER   12  JEFFER I E S

 ($ millions) 11/30/2024  Shareholders’ equity (GAAP) $ 10,157  Less: Intangible assets, net and goodwill  (2,054)  Less: Deferred tax asset (498)  Less: Weighted average impact of dividends and share repurchases  (258)  Adjusted tangible shareholders’ equity (non-GAAP)  $  7,346  Return on adjusted tangible shareholders’ equity from continuing operations  10.1%  ($ millions)  20 25 SH A R EHO L D ER L E T T ER   12  JEFFER I E S  Net earnings attributable to common shareholders (GAAP)  $  631  Intangible amortization and impairment expense, net of tax  29  Preferred stock dividends 80  Adjusted net earnings to total shareholders (non-GAAP)  $ 740  Net earnings impact for net (earnings) losses from discontinued operations, net of noncontrolling interests  4  Adjusted net earnings to total  shareholders from continuing operations $ (non-GAAP)  744  Appendix  The tables reconcile financial results reported in accordance with generally accepted accounting principles (GAAP) to non-GAAP financial results. The Shareholder Letter contains  non-GAAP financial information to aid investors in viewing our businesses and investments through the eyes of management while facilitating a comparison across historical periods.  However, these non-GAAP financial measures should be viewed in addition to, and not as a substitute for, reported results prepared in accordance with GAAP.  Reconciliation of Return on Adjusted Tangible Shareholders’ Equity from Continuing Operations  (Unaudited) Year Ended 11/30/2025  Cautionary Note On Forward-Looking Statements  This letter contains certain “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current views with respect to future events, financial performance and market conditions, and include statements about our future and statements that are not historical facts. These forward-looking statements  are usually preceded by the words “believe,” “potential,” “could,” “should,” “expect,” “anticipate,” “likely,” “plan,” “intend,” “may,” “will,” “would,” or similar expressions. Forward-looking statements may contain expectations regarding revenues, earnings, operations, and other results, and may include statements of future performance, plans, and objectives.  Forward-looking statements may also include statements pertaining to our strategies for future development of our businesses and products. Forward-looking statements represent only our belief regarding future events, many of which by their nature are inherently uncertain. It is possible that the actual results may differ, possibly materially, from the anticipated results indicated in these forward-looking  statements. Information regarding important factors, including Risk Factors that could cause actual results to differ, perhaps materially, from those in our forward-looking statements is contained in reports we file with the SEC. You should read  and interpret any forward-looking statement together with reports we file with the SEC. We undertake no obligation to update or revise any such forward-looking statement to reflect subsequent circumstances.  Past performance may not be indicative of future results. Different types of investments involve varying degrees of risk. Therefore, it should not be assumed that future performance of any specific investment or investment strategy will be profitable or equal the corresponding indicated performance level(s).

 Revenues and Earnings Since 1990  Net Revenues(1)(4)  ($ millions)  Invesment Banking  Equities  Fixed Income  Asset Management & Other  $0.1  1990  $0.4  1995  $0.6  2000  $1.2  2005  $2.2  2010  $2.4  2015  $5.2  $7.3  2025  Predecessor(2) Successor(2)  JG(5) JFG(5)  11.9% — Net Revenue CAGR  (6)  2020 LTM 2022  Q3’22  $7  1990  $29  1995  $55  2000  $157  2005  $240  2010  $183  2015  $879  $631  2025  13.9% — Net Earnings (Losses) CAGR  (6)  2020 LTM 2022  Q3’22  Net Earnings (Losses)(1)(4)  ($ millions)  Net revenues and Net earnings attributable to common shareholders presented herein represent the operations of Jefferies Group LLC for  the periods from 1990 to the third quarter of fiscal 2022 and the measures presented are derived from the quarterly and annual report filings of Jefferies Group LLC for those periods. On November 1, 2022, Jefferies Group LLC was merged into Jefferies Financial Group Inc. Net revenues and Net earnings attributable to common shareholders for the periods from November 1, 2022 to November 30, 2023 represent all of the operations of Jefferies Financial Group Inc. that, in addition to the historic businesses of Jefferies Group LLC have been subsumed, include the other Jefferies Financial Group Inc. operations, primarily merchant-banking activities. The results of the complete operations of Jefferies Financial Group Inc. are not included in the financial measures presented prior to November 1, 2022.  The Predecessor and Successor periods are separated by a vertical line to highlight the fact that the financial information for Jefferies Group LLC for such periods has been prepared under two different cost bases of accounting due to the transaction between Jefferies Group LLC and Jefferies Financial Group (fka Leucadia) on March 1, 2013. Jefferies Group LLC’s results in 2013 for the Successor period include the result of operations for the three months ended February 28, 2013, which are part of the Predecessor period.  Results included for fiscal 2010 are for the eleven months ended November 30, 2010 as Jefferies changed its fiscal year end in 2010. Periods prior to 2010 are presented for the twelve months ended December 31 and periods subsequent to 2010 are presented for the twelve months ended November 30.  The financial measures presented herein include adjusted non-GAAP financial measures, which exclude the impact of the results of operations of Bache, a business substantially exited in 2015. See the Jefferies Financial Group Additional 2020 GAAP Disclosures at https://www.jefferies.com/2020GAAPDisclosure for a reconciliation to GAAP measures.  Net revenues presented for the last twelve months of 2023 include a revised methodology for the nine months ended August 31, 2023 with respect to the allocation of net interest across our business units. Periods included and presented prior to this revision have not been revised and accordingly Net revenues presented by each business unit are not comparable to the amounts presented for the last twelve months of 2023.  “CAGR” is defined as “compound annual growth rate” and is calculated solely on the basis of the Net revenues and Net earnings (Losses) amounts presented herein and should be considered in the context of the footnotes presented herein, which describe various changes to Jefferies as an organization over the presented periods.  20 25 SH A R EHO L D ER L E T T ER   12  JEFFER I E S

 Principal Executive Office  Jefferies Financial Group Inc.  520 Madison Avenue  New York, New York 10022  212.284.2300  jefferies.com  Registrar and Transfer Agent  Equiniti Trust Company, LLC  48 Wall Street, Floor 23 New York, NY 10005 800.937.5449  www.astfinancial.com  helpAST@equiniti.com  Independent Registered Public Accounting Firm  Deloitte & Touche LLP  30 Rockefeller Plaza  New York, New York 10112  Our common stock is listed on the  New York Stock Exchange (NYSE: JEF)